STEIN ROE MUTUAL FUNDS
SEMIANNUAL REPORT
MARCH 31, 2001
STEIN ROE EQUITY FUNDS

GROWTH FUNDS

           GROWTH STOCK FUND
LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
-------------------------------------------------------------------------------

From the President................................................    1

   Stephen Gibson's thoughts on the markets and investing

Performance Summary...............................................    2

Questions & Answers...............................................    3

   Interview with the co-portfolio manager and a summary of investment activity

 Fund Highlights..................................................    6

Portfolio of Investments..........................................    7

   A complete list of investments with market values

Financial Statements..............................................   10

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   16

Financial Highlights..............................................   20

   Selected per-share data




                Must be preceded or accompanied by a prospectus.

From the President
-------------------------------------------------------------------------------


To Our Shareholders
The decline in the equity market that began during the second half of 2000 continued over the last six months. Many market sectors were down across the board, which was further evidence of slowing growth in the United States. Such setbacks often cause investors to consider changing portfolio holdings. During times like these, investors ask themselves and their financial advisors: is it time to buy more shares at a lower price, cut losses and sell, or wait and see what happens.
   I have learned over the years as an investor that the temptation to sell shares has often reached its peak around the time that the market begins to turn. While a market upturn does not always occur when I expect one, I have been surprised by the number of times I could have made a serious mistake by selling after an investment has already declined.
   While you have to make your own decisions about the right time to buy or sell, I would encourage you to consider whether this might be a good time to add to your holdings rather than reduce them. In the meantime, the fund's portfolio management team is continuing to look for quality companies with visible and sustainable earnings outlooks, strong balance sheets and solid management teams.
   As always, we thank you for investing in Stein Roe Growth Stock Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,



   /s/Stephen E. Gibson
   Stephen E. Gibson
   President
   May 16, 2001



There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.
photo of Stephen E. Gibson
Page 1

Performance Summary
--------------------------------------------------------------------------------

                           Average annual total return
                           Period Ended March 31, 2001

                                  SIX MONTHS      ONE        FIVE         TEN
                                 (CUMULATIVE)    YEAR        YEARS       YEARS
--------------------------------------------------------------------------------
Stein Roe Growth Stock Fund          -30.90%    -35.70%      14.18%      14.00%
S&P 500 Index                        -18.74     -21.67       14.18       14.41
Morningstar(R)
  Large Growth Category              -32.34     -35.66       11.58       12.52

(C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Investment Comparison
--------------------------------------------------------------------------------
Growth of a $10,000 Investment, March 31, 1991 to March 31, 2001

--------------------------------------------------------------------------------
Stein Roe Growth Stock Fund
--------------------------------------------------------------------------------


                          Stein Roe                            Morningstar
                  Growth Stock Fund      S&P 500 Index        Large Growth
3/31/91                       10000              10000               10000
                               9981               9925               10024
                            10572.9            10383.5               10455
                            10105.6            9828.85             9976.19
                            10809.9            10449.9             10441.1
                            11307.2            10855.9             10687.5
                            11016.6            10772.9               10509
                            11267.7            11011.7             10649.8
                            11097.6            10619.1             10221.7
                            12562.5            11970.5               11389
                            12205.7              11951             11177.2
                            12322.9            12066.3             11321.4
3/31/92                     12022.2            11640.4             11101.7
                            11904.4            11491.8               11427
                            12134.1            11601.5               11483
                            11822.3            11223.2             11311.9
                            12337.8            11637.1             11773.4
                            12378.5            11382.8             11533.3
                            12598.8            11578.8             11669.4
                            12941.5            11871.9               11709
                              13529            12493.5             12107.1
                            13596.7            12711.1             12256.1
                              13458            12848.4               12359
                            12984.3            12541.9             12527.1
3/31/93                     13298.5            12919.7             12791.4
                            12596.3            12468.7             12481.9
                            13038.5            13028.4             12815.1
                            13000.7            13090.7             12852.3
                            12873.2            13020.3             12800.9
                            13240.1            13601.1               13286
                            13240.1            13822.4             13183.7
                            13596.3            13985.5             13456.6
                            13399.1            13673.1             13328.8
                              13982            14093.2             13490.1
                            14372.1            14544.4             13948.7
                            13936.6            14300.6             13570.7
3/31/94                     13174.3            13578.6             12980.4
                            13174.3            13604.9             13146.6
                            13425.9            13628.7             13360.8
                            12789.5            13082.3             13033.5
                              13099            13431.8               13461
                            13781.5            14140.4             14011.6
                            13518.3            13901.5             13669.7
                            13679.1              14193             13975.9
                              13318            13656.9             13467.2
                            13455.2            13784.5             13666.5
                            13600.5            13861.4             14020.4
                              14052            14373.7             14565.8
3/31/95                       14430            14803.8             14995.5
                            14821.1              15106             15436.4
                            15126.4            15557.4             16052.3
                              15736            16366.5             16424.7
                            16313.5            17265.1             16968.4
                            16486.4            17382.8             17010.8
                            17328.9              17914             17728.6
                            17230.1            17718.2             17664.8
                            18058.9            18295.5             18438.5
                            18250.3            18257.6             18794.4
                            18637.2            18646.9             19433.4
                            18885.1              19130             19614.1
3/31/96                     19111.7            19223.4             19802.4
                            19337.2            19923.7             20093.5
                            20168.7            20498.5             20609.9
                            20386.6            20184.2             20688.3
                            19140.9            18881.2             19773.8
                            19621.4            19570.5             20191.1
                            20977.2            20908.5             21325.8
                            21413.5            20977.5             21914.4
                            22593.4            22231.4             23568.9
                            22073.8            21753.8             23102.3
                            24005.2            23062.8             24543.8
                            23522.7            22517.8             24737.7
3/31/97                     22019.6            21347.8             23723.5
                            23752.6            22290.7             25137.4
                              25287            23947.8             26673.3
                            26450.2              24888             27860.3
                            28492.2            27195.3             30075.2
                            26594.6            26150.2               28391
                            27924.3            27604.4             29943.9
                            27315.6            26566.2             28943.8
                            27949.3            26980.9             30283.9
                            29058.9            27205.4             30804.8
                            28957.2              27527             31143.6
                            31036.3            29701.9             33389.1
3/31/98                     32392.6            31059.3             35098.6
                            32829.9              31527             35456.6
                            32468.7            30648.7             34846.8
                            34423.4            32403.9             36261.6
                            33951.8            32020.9             35877.2
                            28081.5            26778.4             30692.9
                            29235.6            28706.5             32660.3
                            31527.7            30510.7             35312.4
                            33860.8            32675.7             37452.3
                            36481.6            36118.4             39609.5
                            39564.3              38382             41265.2
                            38444.6            36706.6             39981.9
3/31/99                     40878.2            38892.9             41581.2
                            40195.5              39246             43190.3
                            39118.3            38125.9               42171
                            42016.9            40782.2             44503.1
                            40676.6            39707.1             43119.1
                            40155.9            39707.1             42903.5
                            39758.4            39392.3             41727.9
                            42211.5            42099.3             44369.3
                            44140.5            44658.5               45270
                            49839.1            50275.2             47931.9
                            49928.8            48373.3             45525.7
                            54886.7            52402.3             44665.2
3/31/00                     57702.4            54680.2             49033.5
                            54834.6            51400.5             47557.6
                            50612.3            48405.9             46582.7
                            55121.9            51976.3             47728.6
                            53258.8            50872.4               46984
                            58414.2            55349.1             49901.7
                            53688.5            52054.8             47266.9
                            49506.2            49452.6             47068.4
                            42728.8            43102.3             43359.4
                            44185.8            43454.9             43571.9
                            45652.8            44482.2             45118.7
                            40083.2            38383.7             41008.4
3/31/01                       37088            34746.8             38412.5


Past performance is no guarantee of future investment results. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM OR STEINROE.COM FOR DAILY PERFORMANCE UPDATES.The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on March 31, 1991, and reinvestment of income and capital gains distributions. The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Growth Category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Sales charges are not reflected in the Morningstar Average.

Questions & Answers
--------------------------------------------------------------------------------

An interview with Erik Gustafson, co-portfolio manager for the Stein Roe Growth Stock Fund and the SR&F Growth Stock Portfolio

                                   Fund Data
Investment Objective:
Stein Roe Growth Stock Fund seeks long-term growth by investing in the common stocks of companies with large market capitalizations, with an emphasis on the technology, financial services, health care and global franchise sectors.

   Fund Inception:
   July 1, 1958

   Total Net Assets:
   $711.2 million

Q: It was a difficult period for the market in general, and for growth funds in particular. How did the Stein Roe Growth Stock Fund perform during the six-month period that ended March 31, 2001?

GUSTAFSON: During the last six months, much of the stock market has taken a tremendous beating. Technology continued to suffer some of the largest declines. We also saw moderate declines in the health care and financial services sectors. In this environment, the fund's return was worse than the overall market. The Stein Roe Growth Stock Fund posted a negative return of 30.90%, while the S&P 500 returned negative 18.74%. The fund's overweight position in technology, when compared to the broader-based S&P 500, was a contributing factor to its weak performance.

Q: Please discuss your investment strategy during this period.

GUSTAFSON: During this period, we significantly reduced our weighting in technology. At the beginning of this period, technology comprised approximately 42% of the fund's net assets. By the end of the period, approximately 10% of net assets were in this sector. Two holdings-- Cisco Systems, Inc. (1.2% of net assets) and Corning Incorporated (1.3% of net assets)-- contributed to the fund's weak performance. Cisco and Corning were hurt badly by the dramatic slowdown in photo of Erik Gustafson

Questions & Answers continued
------------------------------------------------------------------------------

technology spending. We did not eliminate our holdings in either company because we believe that when the environment improves, Cisco and Corning, as market leaders, should recover their strength.
   In evaluating the potential for earnings growth, we increased our exposure in the utilities sector with the purchase of stock in Duke Energy Corporation (2.7% of net assets). Headquartered in North Carolina, Duke Energy markets and trades gas and electricity in the United States and Canada. It provides electricity to two million customers in the Carolinas and builds power plants. We like Duke Energy's position in the southeast and the fact that it is both a builder of plants and provider of energy. We established a position because the US electric power infrastructure has to be updated and become more efficient in order to provide for the ever-growing power consumption in this country. We think that Duke Energy is poised to benefit from the increasing need for power in the United States.
   Within the consumer cyclicals sector, we established positions in Target Corporation (2.8% of net assets) and AOL Time Warner (4.3% of net assets). Target operates discount, midrange and upscale department stores. Retailers tend to benefit in an economic environment where interest rates are declining, since these companies typically have to finance inventory. Lower rates usually translate into lower financing costs. We believe that Target is one of the best-managed retailers in the country. In January 2001, when the merger of America Online and Time Warner was finalized, AOL Time Warner became the world's dominant media franchise. Companies under this corporate umbrella include America Online, Home Box Office, Time, Turner Broadcasting and New Line Cinema. Although media organizations have been experiencing a decline in advertising revenue, we believe AOL Time Warner is poised to benefit when the economy improves. It was one of the better-performing media companies during this period.

Q: What is your outlook?

GUSTAFSON: Clearly, for the last six months, we have been in the midst of a painful bear market. We have seen Nasdaq fall over 60% from its highs of just over a year ago. Now, in an attempt to avert a recession, the Fed has sharply reduced its short-term interest rates during this first quarter of 2001. Those lower rates should spark a resumption of economic growth. We believe a rebound in economic activity may occur in the

Questions & Answers continued
-----------------------------------------------------------------------------

third or fourth quarter of this year. This summer will likely be a difficult time, as the economy will still be digesting the interest rate increases of 2000. However, we believe that by the third or fourth quarter of 2001 the US economy may begin to feel the positive effects of the first quarter interest-rate decreases. This should provide a more positive environment for growth stocks.


An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Holdings are calculated as a percentage of net assets in the SR&F Growth Stock Portfolio. Since the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain the holdings described in this report.

Past performance is no guarantee of future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of March 31, 2001 and are subject to change.

Sector breakdowns are calculated as a percentage of equity market value. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the USOffice of Management and Budget. The sector classifications used on the next page are based upon the advisor's defined criteria as used in the investment process.

Fund Highlights As of March 31, 2001

--------------------------------------------------------------------------------
                           SR&F Growth Stock Portfolio
                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------

Calpine                     4.7%     Philip Morris                      4.1%
Citgroup                    4.5      Freddie Mac                        4.1
Safeway                     4.5      General Electric                   4.0
AOL Time Warner             4.3      Johnson & Johnson                  3.9
Pfizer                      4.3      Enron                              3.8

--------------------------------------------------------------------------------
                           Equity Portfolio Highlights

                                                                      S&P 500
                                                    PORTFOLIO           INDEX
--------------------------------------------------------------------------------
Number of holdings                                       34             500

Dollar Weighted Median
  Market Capitalization ($M)                         45,859          59,622

--------------------------------------------------------------------------------
                            Economic Sector Breakdown


pie charts:

Equity Portfolio                            S&P 500 Index
Consumer staples        23%                 Consumer staples            13%
Financials              18%                 Financials                  18%
Health care             13%                 Health care                 13%
Utilities               12%                 Utilities                    4%
Technology              11%                 Technology                  18%
Consumer cyclical       10%                 Consumer cyclical            9%
Capital goods            7%                 Capital goods                9%
Energy                   4%                 Energy                       7%
Communication services   2%                 Communication services       6%
                                            Other                        3%


--------------------------------------------------------------------------------
                                Asset Allocation

                              As of March 31, 2000   As of March 31, 2001
Equities:                             98.8%                  91.9%
Cash, Equivalents and Other            1.2%                   8.1%

SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------
Investment Portfolio
March 31, 2001 (Unaudited, in thousands)

COMMON STOCKS - 91.9%                                       Shares         Value
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 17.1%
MEDIA - 8.1%
   BROADCASTING & CABLE
   AT&T Corp-Liberty Media Group, Class A (a)........        3,550      $ 49,700
   Comcast Corp., Class A, Special...................        1,250        52,422
   EchoStar Communications Corp., Class A (a)........          950        26,303
                                                                        --------
                                                                         128,425
                                                                        --------
RETAILING - 9.0%
   DEPARTMENT STORES - 3.5%
   Kohl's Corp. (a)..................................          900        55,521
                                                                        --------

   GENERAL MERCHANDISE STORES - 2.8%
   Target Corp.......................................        1,250        45,100
                                                                        --------

   HOME IMPROVEMENT RETAIL - 2.7%
   The Home Depot, Inc...............................        1,000        43,100
                                                                        --------

ENERGY - 4.0%
   OIL & GAS DRILLING
   ENSCO International, Inc..........................        1,200        42,000
   Transocean Sedco Forex, Inc.......................          500        21,675
                                                                        --------
                                                                          63,675
                                                                        --------
FINANCIALS - 15.6%
   DIVERSIFIED FINANCIALS - 12.0%
   Citigroup, Inc....................................        1,600        71,968
   Freddie Mac.......................................        1,000        64,830
   Merrill Lynch & Co., Inc..........................          950        52,630
                                                                        --------
                                                                         189,428
                                                                        --------
   INSURANCE - 3.6%
   Multi-Line Insurance
   American International Group, Inc.................          700        56,350
                                                                        --------

FOOD & DRUG RETAILING - 4.5%
   FOOD RETAIL - 4.5%
   Safeway, Inc. (a).................................        1,300        71,695
                                                                        --------

FOOD, BEVERAGES & TOBACCO - 4.1%
   Tobacco
   Philip Morris Companies, Inc......................        1,375        65,244
                                                                        --------

HEALTH CARE - 12.4%
BIOTECHNOLOGY & PHARMACEUTICALS  - 9.2%
   BIOTECHNOLOGY - 1.1%
   Immunex Corp. (a).................................        1,200        17,175
                                                                        --------

   PHARMACEUTICALS - 8.1%
   Johnson & Johnson.................................          700        61,229
   Pfizer, Inc.  ....................................        1,650        67,567
                                                                        --------
                                                                         128,796
                                                                        --------

SR&F Growth Stock Portfolio Continued
--------------------------------------------------------------------------------

                                                            Shares         Value
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SERVICES - 3.2%
   HEALTH CARE EQUIPMENT
   Medtronic, Inc. ..................................        1,100    $   50,314
                                                                      ----------

INDUSTRIALS - 6.7%
CAPITAL GOODS
   INDUSTRIAL CONGLOMERATES
   General Electric Co..............................         1,500        62,790
   Tyco International Ltd............................        1,000        43,230
                                                                      ----------
                                                                         106,020
                                                                      ----------
SOFTWARE & SERVICES - 6.0%
   INTERNET SOFTWARE & SERVICES - 4.3%
   AOL Time Warner, Inc. (a).........................        1,700        68,255
                                                                      ----------

   SYSTEMS SOFTWARE - 1.7%
   Microsoft Corp. (a)...............................          500        27,344
                                                                      ----------

TECHNOLOGY HARDWARE & EQUIPMENT - 8.2%
   COMPUTER STORAGE & PERIPHERALS - 1.9%
   EMC Corp. (a).....................................        1,000        29,400
   McDATA Corporation, Class A (a)...................           37           695
                                                                      ----------
                                                                          30,095
                                                                      ----------
   NETWORKING EQUIPMENT - 1.2%
   Cisco Systems, Inc. (a)..........................         1,250        19,766
                                                                      ----------

   SEMICONDUCTOR EQUIPMENT - 1.5%
   Texas Instruments, Inc............................          750        23,235
                                                                      ----------


   TELECOMMUNICATIONS EQUIPMENT - 3.6%
   Corning, Inc......................................        1,000        20,690
   Finisar Corp. (a).................................          500         4,797
   Nokia Oyj ADR.....................................        1,300        31,200
                                                                      ----------
                                                                          56,687
                                                                      ----------
TELECOMMUNICATION SERVICES - 2.1%
DIVERSIFIED TELECOM SERVICES - 0.9%
   ALTERNATIVE CARRIERS
   Level 3 Communications, Inc. (a)..................          800        13,900
                                                                      ----------

WIRELESS TELECOM SERVICES - 1.2%
   American Tower Corp. Class A (a)..................        1,000        18,500
                                                                      ----------

UTILITIES - 11.2%
   ELECTRIC UTILITIES - 7.4%
   Calpine Corp. (a).................................        1,350        74,344
   Duke Energy Corp..................................        1,000        42,740
                                                                      ----------
                                                                         117,084
                                                                      ----------
   MULTI-UTILITIES - 3.8%
   Enron Corp........................................        1,025        59,552
                                                                      ----------

TOTAL COMMON STOCKS (cost of $1,274,753)(b)..........                  1,455,261
                                                                      ----------

SR&F Growth Stock Portfolio Continued
--------------------------------------------------------------------------------


                                                               PAR         Value
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 8.1%
--------------------------------------------------------------------------------
COMMERCIAL PAPER
   Countrywide Home Loans 5.17% (c) 04/02/01.........     $ 35,345    $   35,340
   Sprint Capital 6.10% (c) 04/02/01.................       50,000        49,991
   UBS Financial 5.40% (c) 04/02/01..................       42,730        42,724
                                                                      ----------
                                                                         128,055
                                                                      ----------
--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES - (0.0)% .................                        421
                                                                      ----------
NET ASSETS - 100.0%..................................                 $1,583,737
                                                                      ==========
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS:
--------------------------------------------------------------------------------
(a) Non-income producing
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at time of purchase.

See notes to financial statements.

SR&F Growth Stock Portfolio
-------------------------------------------------------------------------------
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)
(All amounts in thousands)


ASSETS
Investments at value (cost $1,274,753)............                  $1,455,261
Short term obligations............................                     128,055
                                                                     ---------
                                                                     1,583,316
Cash .............................................     $     6
Receivable for:
  Dividends.......................................       1,064
Other.............................................          13           1,083
                                                       -------       ---------
   Total Assets ..................................                   1,584,399

LIABILITIES
Accrued:
   Management fee ................................         597
   Bookkeeping fee................................           5
Other.............................................          60
                                                       -------
   Total Liabilities .............................                         662
                                                                     ---------
NET ASSETS .......................................                  $1,583,737
                                                                     =========



See notes to financial statements.

SR&F Growth Stock Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)
(All amounts in thousands)


INVESTMENT INCOME
Dividends (net of nonreclaimable foreign taxes withheld at
   source of $52).................................                    $   4,051
Interest .........................................                        4,364
                                                                      ---------
                                                                          8,415
EXPENSES
Management fee ...................................     $  5,155
Transfer agent fee ...............................            3
Bookkeeping fee ..................................           36
Trustees' fee.....................................           14
Custodian fee.....................................           31
Audit fee.........................................            9
Legal fee.........................................           18
Other ............................................           25
                                                       --------
                                                          5,291
Fees and expenses waived or borne by the
   Custodian credits earned.......................           (4)
                                                       --------
   Net Expenses...................................                        5,287
                                                                      ---------

Net Investment Income ............................                        3,128
                                                                      ---------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments .................                     (144,216)
Net change in unrealized appreciation /depreciation
   during the period..............................                     (565,045)
                                                                      ---------
          Net Loss ...............................                     (709,261)
                                                                      ---------
DECREASE IN NET ASSETS FROM OPERATIONS............                    $(706,133)
                                                                      =========



See notes to financial statements.

SR&F Growth Stock Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)

                                                      (UNAUDITED)
                                                      FOR THE SIX
                                                     MONTHS ENDED    YEAR ENDED
                                                        MARCH 31, SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS                            2001          2000
                                                     ------------ -------------
OPERATIONS
Net investment income (loss)......................     $    3,128    $     (888)
Net realized gain (loss) .........................       (144,216)      195,941
Net change in unrealized appreciation/depreciation
   during the period .............................       (565,045)      257,706
                                                       ----------    ----------
   Net increase (decrease) from operations........        (706,133)     452,759
                                                       ----------    ----------

Transactions in Investors' Beneficial Interest
Contributions.....................................         97,903     1,075,716
Withdrawals ......................................        (56,842)     (527,819)
                                                       ----------    ----------
   Net increase from transactions in investors'
      beneficial interest.........................         41,061       547,897
                                                       ----------    ----------
Net increase in net assets........................       (665,072)    1,000,656
                                                       ----------    ----------

NET ASSETS
Beginning of period...............................      2,248,809     1,248,153
                                                       ----------    ----------
End of period ....................................     $1,583,737    $2,248,809
                                                       ==========    ==========




See notes to financial statements.

Stein Roe Growth Stock Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)
(in thousands except for per share data)

ASSETS
Investment in Portfolio, at value.................                    $711,768
Receivable for Fund shares sold ..................                         215
Other.............................................                          20
                                                                      --------
   Total Assets ..................................                     712,003
                                                                      --------
LIABILITIES
Payable for Fund shares repurchased...............         $  369
Accrued:
   Administration fee ............................            122
   Bookkeeping fee ...............................              4
   Transfer agent fee.............................            133
Other.............................................            133
                                                         --------
   Total Liabilities .............................                         761
                                                                      --------
Net Assets .......................................                    $711,242
                                                                      --------
Shares outstanding (unlimited number authorized)..                      20,528
                                                                      --------
Net asset value...................................                    $  34.65
                                                                      ========
ANALYSIS OF NET ASSETS
Paid-in capital ..................................                    $490,208
Accumulated net investment loss...................                        (323)
Accumulated net realized losses allocated from Portfolio               (20,001)
Net unrealized appreciation allocated from Portfolio                   241,358
                                                                      --------
                                                                      $711,242
                                                                      ========




See notes to financial statements.

Stein Roe Growth Stock Fund
------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)
(All amounts in thousands)


INVESTMENT INCOME
Dividends allocated from Portfolio................                $     1,849
Interest allocated from Portfolio.................                      2,019
                                                                    ---------
   Total investment income .......................                      3,868
EXPENSES
Expense allocated from Portfolio .................        $ 2,439
Administration fee ...............................            612
Transfer agent fee ...............................          1,006
Bookkeeping fee ..................................             23
Trustees' fee ....................................              4
Custodian fee.....................................              1
Audit fee.........................................              5
Legal fee ........................................              4
Registration fee..................................             13
Reports to shareholders ..........................             36
Other ............................................             48
                                                          -------
                                                                        4,191
                                                                    ---------
Net Investment Loss ..............................                       (323)
                                                                    ---------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
   ALLOCATED FROM PORTFOLIO
Net realized loss allocated from Portfolio .......                    (17,645)
Net change in unrealized appreciation /depreciation
   allocated from Portfolio ......................                   (311,284)
                                                                    ---------
   Net Loss ......................................                   (328,929)
                                                                    ---------
DECREASE IN NET ASSETS FROM OPERATIONS............                  $(329,252)
                                                                    =========



See notes to financial statements.

Stein Roe Growth Stock Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)

                                                      (UNAUDITED)
                                                      FOR THE SIX
                                                     MONTHS ENDED     YEAR ENDED
                                                        MARCH 31,  SEPTEMBER 30,
                                                             2001           2000
                                                     ------------   ------------
OPERATIONS
Net investment loss...............................      $    (323)     $ (4,579)
Net realized gain (loss)..........................        (17,645)      177,043
Net change in unrealized appreciation / depreciation
   during the period .............................       (311,284)      113,653
                                                        ---------     ---------
   Net Increase (Decrease) from Operations........       (329,252)      286,117
                                                        ---------     ---------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains ....       (143,439)      (60,169)
                                                        ---------     ---------

SHARE TRANSACTIONS
Subscriptions to Fund shares .....................         82,590       411,079
Value of distributions reinvested ................        130,644        54,569
Redemption of Fund shares ........................       (112,572)     (439,663)
                                                        ---------     ---------
   Net Increase from fund share
      Transactions................................        100,662        25,985
                                                        ---------     ---------
      Net Increase (Decrease) in Net Assets ......       (372,029)      251,933
                                                        ---------     ---------

TOTAL NET ASSETS
Beginning of period...............................      1,083,271       831,338
                                                        ---------     ---------
End of period ....................................      $ 711,242    $1,083,271
                                                        =========    ==========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to Fund shares .....................          1,887         7,148
Issued in reinvestment of distributions ..........          3,111         1,083
Redemptions of Fund shares .......................         (2,625)       (7,689)
                                                        ---------     ---------
   Net increase in fund shares                              2,373           542
Shares outstanding at beginning of year...........         18,155        17,613
                                                        ---------     ---------
Shares outstanding at end of year.................         20,528        18,155
                                                        =========     =========





See notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------
March 31, 2001 (Unaudited)

Note 1. Organization
Stein Roe Growth Stock Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Stock Portfolio (the "Portfolio"). The Fund may issue an unlimited number of shares.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At March 31, 2001, the Fund owned 44.9% of the Portfolio.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and Portfolio in the preparation of the financial statements.

Security valuation and transactions
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal income taxes
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

Notes to Financial Statements Continued
-------------------------------------------------------------------------------

Distributions to shareholders
Distributions to shareholders of the Fund are recorded on the ex-date.
   The amount and character of income and gains to be to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other
Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

Note 2. Fees and compensation paid to affiliates

Management fee
Stein Roe & Farnham, Inc. (the "Advisor") is the investment Advisor of the Portfolio and receives a monthly fee as follows:

Average Net Assets    Annual Fee Rate
------------------    ---------------
First $500 million              0.60%
Next $500 million               0.55%
Over $1 billion                 0.50%

Administration fee
The Advisor also provides accounting and other services to the Fund for a monthly fee as follows:

Average Net Assets    Annual Fee Rate
------------------    ---------------
First $500 million             0.150%
Next $500 million              0.125%
Over $1 billion                0.100%

Bookkeeping fee
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 to the Portfolio and Fund annually plus 0.0025% annually of the Portfolio's and Fund's average daily net assets over $50 million.

Transfer agent fee
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

Notes to Financial Statements Continued
-------------------------------------------------------------------------------


Note 3. Portfolio Information
Investment Activity
During the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $815,933,322 and $787,432,431, respectively.
   Unrealized appreciation (depreciation) at March 31, 2001 based on cost of investments for federal income tax purposes was:
Gross unrealized
   appreciation          $359,076,216
Gross unrealized
   depreciation          (178,567,990)
                          -----------
   Net unrealized
        appreciation     $180,508,226
                          -----------
Other
The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit
The Trust and SR&FBase Trust participate in an unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions
During the six months ended March 31, 2001, the Portfolio used AlphaTrade, Inc. a wholly owned subsidiary of Liberty Financial Services, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the six months ended March 31, 2001 were $16,650.

Notes to Financial Statements Continued
-------------------------------------------------------------------------------


Note. 6 Voting Results
On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to conduct the vote for and against the approval of the Items listed on the Fund's Proxy Statements for said Meetings. The election of eleven Trustees was passed on December 27, 2000, however, the approval of the remaining proposals did not pass and the Meeting was adjourned until January 25, 2001, at which time the proposals passed. On September 29, 2000, the record date for the Meeting, the Fund had shares of beneficial interest outstanding representing 1,083,076,146.56 of net asset value (NAV). The votes cast at each Meeting were as follows:

Election of eleven Trustees:
                              For               Withheld
Douglas A. Hacker        305,128,357.32      7,424,780.31
Janet Langford Kelly     305,119,361.13      7,433,776.50
Richard W. Lowry         304,606,315.67      7,946,821.95
Salvatore Macera         304,368,587.58      8,184,550.05
William E. Mayer         304,808,153.15      7,744,984.48
Charles R. Nelson        304,833,532.93      7,719,604.70
John J. Neuhauser        305,255,846.62      7,297,291.00
Joseph R. Palombo        304,590,449.57      7,962,688.05
Thomas E. Stitzel        305,255,846.62      7,297,291.00
Thomas C. Theobald       305,073,480.14      7,479,657.49
Anne-Lee Verville        305,112,659.10      7,440,478.52


Election of eleven Trustees to the SR&F Base Trust:
                               For             Withheld
Douglas A. Hacker        305,128,357.32      7,424,780.31
Janet Langford Kelly     305,119,361.13      7,433,776.50
Richard W. Lowry         304,606,315.67      7,946,821.95
Salvatore Macera         304,368,587.58      8,184,550.05
William E. Mayer         304,808,153.15      7,744,984.48
Charles R. Nelson        304,833,532.93      7,719,604.70
John J. Neuhauser        305,255,846.62      7,297,291.00
Joseph R. Palombo        304,590,449.57      7,962,688.05
Thomas E. Stitzel        305,255,846.62      7,297,291.00
Thomas C. Theobald       305,073,480.14      7,479,657.49
Anne-Lee Verville        305,112,659.10      7,440,478.52

NAV being a plurality of the NAV represented at the Meeting.
   To approve the modification of the fundamental investment restriction relating to borrowing.

For:    429,740,533.12 NAV being a majority of the NAV represented at the
                       Meeting
Against: 42,797,893.17 NAV
Abstain: 31,475,597.72 NAV
Delivered
  Not Voted:      0.00

   To approve the modification of the fundamental investment restriction relating to borrowing for the Growth Stock Portfolio of SR&F Base Trust.

For:    429,823,271.93 NAV being a majority of the NAV represented at the
                       Meeting
Against: 43,398,290.41 NAV
Abstain: 30,792,461.67 NAV
Delivered
  Not Voted:      0.00

Financial Highlights
-------------------------------------------------------------------------------

Growth Stock Fund

Selected data for a share of each class outstanding throughout each period are as follows:
                                                     (UNAUDITED)
                                                     SIX MONTH'S
                                                           ENDED
                                                        MARCH 31                         YEARS ENDED SEPTEMBER 30,
                                                            2001             2000          1999        1998        1997        1996
                                                       ---------        ----------      --------   --------    --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD                   $ 59.67         $   47.20       $ 34.71    $ 35.29     $ 28.79      $ 26.13
                                                       ---------        ----------      --------   --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) (a)                       (0.02)            (0.25)        (0.08)     (0.04)       0.01         0.08
   Net realized and unrealized gain (loss)               (17.02)            16.16         12.57       1.61        8.79         5.01
                                                       ---------        ----------      --------   --------    --------    --------
      Total from investment operations                   (17.04)            15.91         12.49       1.57        8.80         5.09
                                                       ---------        ----------      --------   --------    --------    --------
DISTRIBUTIONS:
   Net investment income                                      --                --           --         --       (0.07)       (0.10)
   Net realized capital gains                             (7.98)            (3.44)           --      (2.15)      (2.23)       (2.33)
                                                       ---------        ----------      --------   --------    --------    --------
      Total distributions                                 (7.98)            (3.44)           --      (2.15)      (2.30)       (2.43)
                                                       ---------        ----------      --------   --------    --------    --------
NET ASSET VALUE - END OF PERIOD                         $ 34.65         $   59.67       $ 47.20    $ 34.71     $ 35.29      $ 28.79
                                                       =========        ==========      ========   ========    ========    ========
Total return (b)                                        (30.90%)            35.04%        35.98%      4.69%      33.10%      21.04%

RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                            0.95%(f)             0.95%      0.97%(e)      1.03%       1.07%       1.08%
Net investment income (loss) (c)                      (0.07)%(f)          (0.44)%     (0.18)%(e)    (0.10)%       0.04%       0.32%
Portfolio turnover rate                                      N/A               N/A           N/A        N/A       5%(d)      39%(d)
Net assets, end of period (000's)                       $711,242        $1,083,271      $831,338  $615,345     $607,699    $417,964

(a)Per share data was calculated using average shares outstanding during the period.
(b)Total return at net asset value assuming all distributions reinvested.
(c)The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d)Prior to commencement of operations of the Portfolio.
(e)During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended September 30, 1999 without the reduction.
(f)Annualized.

------------------------------------------------------------------------------

SR&F Growth Stock Portfolio

                                            (UNAUDITED)
                                           PERIOD ENDED                                   PERIOD ENDED
                                              MARCH 31,      YEARS ENDED SEPTEMBER 30,   SEPTEMBER 30,
                                                   2001     2000       1999     1998          1997 (A)
                                                 ------   ------     ------   ------  ----------------
Ratio of net expenses to average
   net assets                                   0.55%(c)    0.55%    0.58%(b)   0.61%       0.63%(c)
Ratio of net investment income to
   average net assets                           0.33%(c)  (0.05)%    0.20%(b)   0.31%       0.52%(c)
Portfolio turnover rate                           44%(d)      74%      57%        39%         22%(d)

(a)From commencement of operations on February 3, 1997.
(b)During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses accrued in a prior period. The expense adjustment was not large enough to change the Portfolio's ratios.
(c)Annualized.
(d)Not annualized.

Pages 20 & 21

Liberty-Stein Roe Funds Investment Trust
-------------------------------------------------------------------------------

Trustees
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer of UAL, Inc.
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel, and Secretary, Kellogg Company
Richard W. Lowry Private Investor
Salvatore Macera Private Investor
William E. Mayer
Managing Partner, Park Avenue Equity Partners
Charles R. Nelson
Van Voorhis Professor, Department Of Economics,
  University Of Washington; Consultant on
  Economic and Statistical Matters
John J. Neuhauser
Academic Vice President and Dean of Faculties,
  Boston College
Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty
  Financial Companies, Inc.; Executive Vice
  President and Director of Colonial Management
  Associates, Inc. and Stein Roe & Farnham
  Incorporated; Executive Vice President and
  Chief Administrative Officer of Liberty Funds
  Group LLC
Thomas E. Stitzel
Business Consultant and Chartered Financial
  Analyst
Thomas C. Theobald
Managing Director, William Blair Capital Partners
Anne-Lee Verville
Consultant

Officers
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary
Loren A. Hansen, Executive Vice President
Joseph R. Palombo, Executive Vice President


Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services Inc.
Transfer Agent
Bell, Boyd & Lloyd, LLC
Legal Counsel to the Fund and Portfolio
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth Stock Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund
Asia Pacific Fund
International Fund
Global Thematic Equity Fund
European Thematic Equity Fund


                             Stein Roe Mutual Funds
                                   PO Box 8900
                                   Boston, MA
                                   02205-8900
                               Financial Advisors
                               call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.
                                                  S32-03/337F-0301 (5/01) 01/909